UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2007

GLOBAL PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

P.O. Box 9161

800 South Street

Waltham, Massachusetts 02454-9161

(Address of principal executive offices)

(781) 894-8800

Registrant’s telephone number

NOT APPLICABLE

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Global Partners LP (the “Partnership”) previously announced in its Form 8-K filed on March 13, 2007 that it had entered into a Class B Unit Purchase Agreement (the “Unit Purchase Agreement”) with Kayne Anderson MLP Investment Company and funds managed by Tortoise Capital Advisors, LLC and Fiduciary Asset Management, LLC (the “Purchasers”) to sell approximately $50 million of Class B units representing limited partner interests of the Partnership (“Class B Units”) in a private placement (the “Private Placement”).  The Partnership issued and sold  1,785,715 Class B Units to the Purchasers pursuant to the Unit Purchase Agreement on May 9, 2007.  After giving effect to a reduction in the purchase price set forth in the Unit Purchase Agreement, the purchase price for the Class B Units was approximately $49.2 million.  The description of the Unit Purchase Agreement and the terms of the Class B Units contained in the Partnership’s 8-K filed on March 13, 2007 is incorporated herein by reference.   In the Partnership’s 8-K filed on March 13, 2007 the Class B Units were described as convertible into common units on a one-for-one basis upon the approval of a majority of the votes cast by common unitholders, provided that the total number of votes cast is at least a majority of common units eligible to vote (excluding common units held by Global GP LLC, the Partnership’s general partner, and its affiliates).  The Class B Units will alternatively convert into common units on one-for-one basis if the New York Stock Exchange, Inc. amends its rules so that no common unitholder vote is required.

In connection with the Unit Purchase Agreement, the Partnership entered into a registration rights agreement (the “Registration Rights Agreement”) dated May 9, 2007 with the Purchasers. A copy of the Registration Rights Agreement is filed as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference. Pursuant to the Registration Rights Agreement, the Partnership is required to file a shelf registration statement to register the common units issuable upon conversion of the Class B Units issued to the Purchasers within 90 days, and use its commercially reasonable efforts to cause the registration statement to become effective within 180 days of the closing of the Private Placement. In addition, the Registration Rights Agreement gives the Purchasers piggyback registration rights under certain circumstances.  These registration rights are transferable to affiliates of the Purchasers and, in certain circumstances, to third parties.

If the shelf registration statement is not effective within 180 days of the closing date of the Private Placement, then the Partnership must pay the Purchasers liquidated damages of 0.25% of the product of the purchase price times the number of registrable securities held by the Purchasers per 30-day period for the first 60 days following the 180th day. This amount will increase by an additional 0.25% of the product of the purchase price times the number of registrable securities held by the Purchasers per 30-day period for each subsequent 60 days, up to a maximum of 1.0% of the product of the purchase price times the number of registrable securities held by the Purchasers per 30-day period.  The aggregate amount of liquidated damages the Partnership must pay will not exceed 10.0% of the aggregate purchase price.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The Partnership previously announced that Global Companies LLC (“Global”), a wholly owned subsidiary of the Partnership, had entered into a Terminals Sale and Purchase Agreement (the “Terminals Purchase Agreement”) with ExxonMobil Oil Corporation (“ExxonMobil”), pursuant to which Global agreed to acquire three refined products terminals from ExxonMobil for a total purchase price of $101.5 million (the “Terminals Acquisition”).  The description of the Terminals Acquisition contained in the Partnership’s 8-K filed on March 13, 2007 is incorporated herein by reference.  On May 9, 2007, the Terminals Acquisition was completed and Global acquired the three refined products terminals.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

The information set forth in Item 5.03 below is incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws

In connection with the closing of the transaction under the Unit Purchase Agreement, the General Partner entered into the Second Amended and Restated Agreement of Limited Partnership of the Partnership effective May 9, 2007 (the “Amended and Restated Partnership Agreement”) in order to provide for the issuance of the Class B Units pursuant to the Unit Purchase Agreement. A copy of the Amended and Restated Partnership Agreement is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

The Class B Units established by the Amended and Restated Partnership Agreement are subordinated to the Common Units and senior to subordinated units (i) with respect to the payment of the minimum quarterly distribution (including any arrearages with respect to the minimum quarterly distributions from prior periods) and (ii) in the event of liquidation of the Partnership. The Class B Units will convert into Common Units on a one-for-one basis upon the approval of a majority of the votes cast by common unitholders, provided that the total number of votes cast is at least a majority of common units eligible to vote (excluding common units held by Global GP LLC, the Partnership’s general partner, and its affiliates).  The Class B Units will alternatively convert into common units on one-for-one basis if the New York Stock Exchange, Inc. amends its rules so that no common unitholder vote is required.  The Partnership has agreed to hold a special meeting of its unitholders to consider the conversion as soon as practicable but not later than 270 days following the issuance of the Class B Units. If the Partnership has not obtained the requisite unitholder approval of the conversion of the Class B units within 270 days, the Class B Units will be entitled to receive 115% of the quarterly distribution payable on each of the Partnership’s common units, subject to the subordination provisions described above.

The Class B Units provided for by the Amended and Restated Partnership Agreement will represent a separate class of the Partnership’s limited partner interests. The Class B Units have the same voting rights as if they were outstanding Common Units and will be entitled to vote as a separate class on any matters that materially adversely affect the rights or preferences of the Class B Units in related to other classes of partnership interests or as required by law.  The Class B Units will not be entitled to vote on the approval of the conversion of the Class B Units into Common Units as described above.

Item 7.01 Regulation FD Disclosure.

On May 9, 2007, the Partnership issued a press release announcing the closing of the Terminals Acquisition. A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Partnership specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Partnership specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

(d) Exhibits.

Exhibit Number	Description

Exhibit 3.1	Second Amended and Restated Agreement of Limited Partnership of Global Partners LP, dated as of May 9, 2007.

Exhibit 4.1	Registration Rights Agreement, dated May 9, 2007, by and between Global Partners LP and the purchasers named therein.

Exhibit 99.1	Press Release dated May 9, 2007.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL PARTNERS LP

	By:	Global GP LLC,
its General Partner

Date: May 10, 2007		/s/ Edward J. Faneuil
Edward J. Faneuil
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 3.1	Second Amended and Restated Agreement of Limited Partnership of Global Partners LP, dated as of May 9, 2007.

Exhibit 4.1	Registration Rights Agreement, dated May 9, 2007, by and between Global Partners LP and the purchasers named therein.

Exhibit 99.1	Press Release dated May 9, 2007.